CALVERT FLOATING-RATE ADVANTAGE FUND

(the “Fund”)

Supplement to Summary Prospectus, Statutory Prospectus
and Statement of Additional Information (“SAI”) dated February 1, 2025 as may be supplemented and/or revised from time to time

Effective December 31, 2025, Ralph H. Hinckley, Jr. will continue to serve as portfolio manager of the Fund. All references to other portfolio managers of the Fund are removed from the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information.

December 12, 2025	48654-00 12.12.25